Exhibit 1.02
Conflict Minerals Report of Imation Corp. in accordance with
Rule 13p-1 under the Securities and Exchange Act of 1934

Introduction
This report of Imation Corp. (“Imation”, “ Company” or “we”) for the year ended December 31, 2013 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1932 (the “Rule”). The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement the reporting and disclosure requirements related to Conflict Minerals (defined below) as directed by the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010. The Rule imposes certain reporting obligations on SEC registrants who manufacture or contract to manufacture products which contain Conflict Minerals which are necessary to the functionality of production of those products. Conflict Minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which for purposes of the Rule are limited to tin, tantalum, tungsten and gold. The Covered Countries for purposes of the Rule and this report are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola.

Products
This report relates to products (i) for which Conflict Minerals are necessary to the functionality or production of that product; (ii) that were manufactured, or contracted to be manufactured, by the Company and (iii) for which the manufacture was completed during calendar year 2013. The products in those categories are data storage systems, data storage tape, USB flash drives, external hard drives and removable hard disk drives and certain headphones and speakers.

Due Diligence
Our Conflict Minerals program is designed to conform, as much as practicable, with the framework in The Organization for Economic Co-Operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas (“OECD Guidance”). The OECD Guidance is written for the entire mineral supply chain and includes recommendation for actions in both the upstream (activities between suppliers and raw material manufacturers) and downstream segments of the supply chain. Downstream companies, like Imation, are several tiers removed from smelters or refiners of Conflict Minerals and have no visibility beyond direct suppliers to the smelters and refiners. We referred to The Conflict-Free Sourcing Initiative’s (“CFSI”) paper, Reasonable Practices to Identity Sources of Conflict Minerals: Practical Guidance for Downstream Companies, August 2013 for guidance on the application of the OECD Guidance to downstream companies. The CFSI is an initiative of the Electronics Industry Citizenship Coalition® (”EICC®”) and the Global e-Sustainability Initiative (“GeSI”).

The Company has assembled an internal team comprised of legal resources and sourcing personnel around the world. The team is responsible for implementing the Company’s reasonable country of origin inquiry and the due diligence program and has senior management support in both legal and sourcing. We have a follow-up process to identify and escalate any issues associated with non-responsive or problematic responses. We also have an internal hotline and e-mail to report concerns regarding any matter, including Conflict Minerals issues. The internal team communicates the status and effectiveness of the Conflict Minerals inquiry to senior management.

The Company has conducted a good faith reasonable country of origin reasonably designed to determine whether any of the Conflict Minerals originated in the Covered Countries and whether any Conflict Minerals are from recycled or scrap sources. The Company’s supply chain with respect to the products is complex and there are many third parties in the supply chain between the ultimate manufacturer of our products and the original source of Conflict Minerals. The Company must rely on its suppliers to provide information regarding the origin of the Conflict Minerals. The Company conducted a survey of its suppliers using the template developed by the EICC and GeSI, known as the CFSI Reporting Template (the “Template”). The Template was developed to facilitate disclosure and communication of information regarding smelters the Company and its suppliers use. It includes questions regarding a company’s conflict-free policy, engagement with its direct suppliers and a listing of the smelters the company and its suppliers use. In addition, the template contains questions about the origin of conflict minerals included in the products as well as supplier due diligence. We review the responses from our suppliers to look for incomplete responses as well as inconsistencies within the data reported in the template. We work directly with these suppliers to provide revised responses. Many of our suppliers are still working to obtain responses from all of their suppliers. Our responses to date include numerous entities listed by our suppliers as smelters or refiners with the majority located in Australia, China, Germany, Hong Kong, Indonesia, Japan, Korea, Russia, Taiwan, Thailand and the United States. The current list is attached as Attachment A. Some of these entities were certified as Conflict Free using the Template. We compared these facilities to the CFSI list of smelters and where a supplier indicated that the facility was certified as Conflict Free, we ensured the name was listed by CFSI. Based on the information obtained pursuant to the due diligence process, the Company does not have sufficient information to determine all of the countries of origin of the Conflict Minerals. We will continue to work with our suppliers to gain additional information and move toward verification of conflict free sources of Conflict Minerals.

The Company has taken additional actions to support the Conflict Minerals initiative. The Company’s purchase order terms and conditions and standard product purchase agreement have been updated to reflect the requirements of the Rule. Sourcing personnel have been instructed that the review of potential suppliers must include an ability to provide information as to the source of Conflict Minerals as required by the Rule.

Attachment A

Gold	Acade Noble Metal (Zhao Yuan) Corporation	China
Gold	Agr Matthey	Australia
Gold	AIDA Chemical Industories Co.,Ltd	Japan
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan
Gold	AngloGold Ashanti Córrego do Sítio Minerção	Brazil
Gold	AngloGold Ashanti Mineração Ltda	Brazil
Gold	Argor-Heraeus SA	Switzerland
Gold	Asahi Pretec Corp	Japan
Gold	Asaka Riken Co.,Ltd.	Japan
Gold	ASARCO	United States
Gold	ATAkulche	Turkey
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey
Gold	Aurubis AG	Germany
Gold	Baiyin Nonferrous Group Co.,Ltd	China
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines
Gold	Bauer Walser AG	Germany
Gold	Boliden AB	Sweden
Gold	Boston Metal	Korea, Republic Of
Gold	BRIGHT-E	China
Gold	Caridad	Mexico
Gold	CCR Refinery - Glencore Canada Corporation	Canada
Gold	Cendres & Métaux SA	Switzerland
Gold	Central Bank of the DPR of Korea	Korea, Republic Of
Gold	Chalco Yunnan Copper Co. Ltd.	China
Gold	Changcheng Gold And Silver Refinery Co., Ltd.	China
Gold	Changzhou Chemical Research Institute Co. Ltd.	China
Gold	Cheong Hing	Hong Kong
Gold	Chimet S.P.A.	Italy
Gold	China Gold	China
Gold	China Golddeal	China
Gold	China National Gold Group Corporation	China
Gold	China National Non-Ferrous	China
Gold	China Steel	Taiwan
Gold	China'S Nonferrous Mining Group Co., Ltd	China
Gold	China'S Shangdong Gold Mining Co., Ltd	China
Gold	Chugai Mining Co., Ltd.	Japan
Gold	Cloud Hunan, Chenzhou Ore Smelts The Information Of Contacting Of Co., Ltd.	China
Gold	Codelco	Chile
Gold	Cookson Group	Spain
Gold	Da Hong	Taiwan
Gold	Daejin Indus Co. Ltd	Korea, Republic Of
Gold	Daeryongenc	Korea, Republic Of
Gold	Daye Nonferrous	China
Gold	Do Sung Corporation	Korea, Republic Of
Gold	Dongguan Solme Hardware.Co.,Ltd	China
Gold	Dongguan Cameroom Chemical Materials Co., Ltd	China
Gold	Dong'Guan Dong Wu Violent-Toxic Chemical Products Co., Ltd.	China

Gold	Dongguang Jinnji Precision Die Machine Inc.	China
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	China
Gold	Dosung Metal	Korea, Republic Of
Gold	Dowa	Japan
Gold	Dowa Kogyo K.K	Japan
Gold	Dowa Metals & Mining Co. Ltd	Japan
Gold	Dowa Metals & Mining. Kosak Seiren	Japan
Gold	Duoxin	China
Gold	E-Chem Enterprise Corp	Taiwan
Gold	Echememi Enterprise Corp.(Futures Exchange)	China
Gold	Eco-System Recycling Co., Ltd.	Japan
Gold	Esg Edelmetallservice Gmbh & Co. Kg	Germany
Gold	Faggi Enrico Spa	Italy
Gold	Foxconn	Taiwan
Gold	Fse Novosibirsk Refinery	Russian Federation
Gold	Fujian Zijin Mining Stock Company Gold Smelter	China
Gold	Fujikon	China
Gold	Gansu-Based Baiyin Nonferrous Metals Corporation (Bnmc)	China
Gold	Ganzhou Huaxin Tungsten Products Ltd	China
Gold	Geiju Non-Ferrous Metal Processing Co. Ltd.	China
Gold	Global Tungsten & Powders Corp	United States
Gold	Gold Industrial Zone	China
Gold	Gold Mining In Shandong (Laizhou) Limited Company	China
Gold	Gold Refinery Of Shandong Gold Mining Corporation, Ltd.	China
Gold	Great Wall Gold & Silver Refinery	China
Gold	Guang Dong Jing Ding Co., Ltd	China
Gold	Guangdong Hua Jian Trade Do.,Ltd	China
Gold	Guangdong Macro Jin Precious Metal Smelting Plant	China
Gold	Guangdong Mingfa Precious Metal Co.,Ltd	China
Gold	Guangzhou Jin Ding	China
Gold	Guangzhou King'S High-Tech Materials	China
Gold	Guangzhouhanyuan Electronic Tech.Co.Ltd	China
Gold	Guixi Smelter	China
Gold	Gusu Plating Co.,Led.	China
Gold	Gwo Chern Industrial Co., Ltd.	Taiwan
Gold	Harima Smelter	Japan
Gold	Harmony Gold Refinery	South Africa
Gold	Heesung Catalysts Corp.	Korea, Republic Of
Gold	Heesung Metal Ltd	Australia
Gold	Heesung Metal Ltd.	Korea, Republic Of
Gold	Heesung(Agr Matthey)	Australia
Gold	Heimerle + Meule Gmbh	Germany
Gold	Henan Zhongyuan Refinery & Henan San Men Xia	China
Gold	Henan Province	China
Gold	Henan Province In Gold Investment Management Ltd.	China
Gold	Henan San Men Xia	China
Gold	Henan Sanmenxia Lingbao City Jinyuan Mining Industry Co., Ltd.	China
Gold	Henan Zhongyuan Gold Smelter	China
Gold	Henan Zhongyuan Gold Smeltery Co Ltd	China
Gold	Heraecus Ltd	Hong Kong

Gold	Heraeus (Zhaoyuan )Precious Metal Materials Co., Ltd	China
Gold	Heraeus Electronic Materials Phils.,Inc.	Hong Kong
Gold	Heraeus Germany	Germany
Gold	Heraeus Group	United States
Gold	Heraeus Limited	China
Gold	Heraeus Ltd. Hong Kong	Hong Kong
Gold	Heraeus Materials Technology Gmbh&Co.Kg	Germany
Gold	Heraeus Precious Metal Inc.	United States
Gold	Heraeus Precious Metal Material Co.Ltd	China
Gold	Heraeus Precious Metals Gmbh & Co. Kg	Germany
Gold	Heraeus Precious Metals North America	United States
Gold	Heraeus Precious Metals North America Conshohocken Llc	United States
Gold	Heraeus Technology Center	Hong Kong
Gold	Heraeus Technology Center(Hlh)	Hong Kong
Gold	Heraeus Zhaoyuan (Changshu) Electronic Materials Co.,Ltd.	China
Gold	Heraeus Zhaoyuan Metal Materials Co.,Ltd	China
Gold	Heraeus Zhaoyuan Precious Metal Materials Co.,Ltd.	China
Gold	Heraeus(Zhaoyuan)Metal Materials Co.,Ltd	China
Gold	Hera-Korea	Korea, Republic Of
Gold	Heraues Zhaoyuan Changsh Electronic Materials Co.Ltd	China
Gold	Heraus	Germany
Gold	Hisikari Mine	Japan
Gold	Hlh (Heraeus Limited Hongkong)	Hong Kong
Gold	Hmg	Germany
Gold	Hon Hai	Taiwan
Gold	Hon Hei	Taiwan
Gold	Honhai Precision Co., Ltd	Taiwan
Gold	Hunan Chenzhou Mining Group Co. Ltd.	China
Gold	Hwasung Cj Co., Ltd	Korea, Republic Of
Gold	Inner Mongolia Qiankun Gold And Silver Refinery Share Company Limited	China
Gold	Ishifuku Metal Industry Co . Ltd	Japan
Gold	Island Gold Refinery	China
Gold	Istanbul Gold Refinery	Turkey
Gold	Japan Mint	Japan
Gold	Japan Pure Chemical	Japan
Gold	Jhonson Mattehey	United States
Gold	Jia Lung Corp	Taiwan
Gold	Jiangsu Sue Large Special Chemical Reagent Co., Ltd	China
Gold	Jiangxi Copper Company Limited	China
Gold	Jiangxi Rare Earth Metals Tungsten Group Corp	China
Gold	Jiangxi Tungsten Industry Group Ltd.	China
Gold	Jie Sheng	China
Gold	Jin Jinyin Refining Company Limited	China
Gold	Jinbao Electronic Co.,Ltd.	China
Gold	Jinfeng Gold Mine Smelter	China
Gold	Jinlong Copper Co., Ltd.	China
Gold	JM USA	United States
Gold	Johnson Matthey Hong Kong Ltd	Hong Kong
Gold	Johnson Matthey Inc	United States
Gold	Johnson Matthey Limited	Canada

Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation
Gold	JSC Urakectrined	Russian Federation
Gold	JSC Uralectromed	Russian Federation
Gold	JX Nippon Mining & Metals Co., Ltd.	Japan
Gold	JX Nippon Mining & Metals Saganoseki	Japan
Gold	Kanfort Industrial (Yantai) Co. Ltd.	China
Gold	Kanfort International Holding	China
Gold	Kazzinc Ltd	Kazakhstan
Gold	Kee Shing	Hong Kong
Gold	Kennecott Utah Copper	United States
Gold	Kojima Chemicals Co.,Ltd	Japan
Gold	Korea Metal Co. Ltd	Korea, Republic Of
Gold	Kunshan Jinli Chemical Industry Reagents Co.,Ltd.	China
Gold	Kyocera	Japan
Gold	Kyrgyzaltyn Jsc	Kyrgyzstan
Gold	L' Azurde Company For Jewelry	Saudi Arabia
Gold	La Caridad	Mexico
Gold	Lbma	Germany
Gold	Lg-Nikko	Korea, Republic Of
Gold	Lifu Precious Metals Company Limited	China
Gold	Lingao Gold	China
Gold	Lingbaojinyuan Tonghui	China
Gold	Littelfuse	United States
Gold	Lmba	Germany
Gold	London Bullion Market Association	United Kingdom
Gold	Ls-Nikko Copper Inc	Korea, Republic Of
Gold	Luo Men Ha Si	China
Gold	Luoyang Zijin Yinhui Gold Smelting Co. Ltd.	China
Gold	Malaysia Smelting Corp	Malaysia
Gold	Malaysian Electronics Materials Sdn Bhd	Malaysia
Gold	Materion Advanced Metals	United States
Gold	Matsuda Sangyo Co..Ltd	Japan
Gold	Metallic Materials Branch L Of Guangxi China Tin Group Co.,Ltd	China
Gold	Metalor Coatings (Taiwan) Corporation	Hong Kong
Gold	Metalor Technologies (Hong Kong) Ltd	Hong Kong
Gold	Metalor Technologies (Suzhou) Co., Ltd.	China
Gold	Metalor Technologies Singapore Pte Ltd	Singapore
Gold	Metalor Technologies, Sa	Switzerland
Gold	Metalor USA Refining Corporation	United States
Gold	Metalor, Shanghai	China
Gold	Met-Mex Peñoles, S.A.	Mexico
Gold	Minsur	Peru
Gold	Mistubishi Materials Corporation	Japan
Gold	Mitsui & Co Precious Metals Inc	Japan
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	Hong Kong
Gold	Mitsui Global Precious Metals .Inc	Hong Kong
Gold	Mitsui Kinzoku Co., Ltd.	Japan
Gold	Mitsui Mining And Smelting Co., Ltd.	Japan
Gold	Mk Electron	Korea, Republic Of
Gold	Mk Electron Co.,Ltd.	Australia

Gold	Mk Electronics	Korea, Republic Of
Gold	Morigin Company	Japan
Gold	Moscow Special Alloys Processing Plant	Russian Federation
Gold	N.E.Chemcat Corporation	Japan
Gold	Nadir Metal Rafineri San. Ve Tic. A.ª.	Turkey
Gold	Nanchang Cemeted Carbide Limited Liability Company	China
Gold	Nanchuangshenghua Non-Ferrous Meatal Alloy Factory	China
Gold	Navoi Mining And Metallurgical Combinat	Uzbekistan
Gold	Nihon Material Co. Ltd.	Japan
Gold	Niihama Nickel Refinery	Japan
Gold	Ningbo Kangqiang	China
Gold	Ningxia Orient Tantalum Industry Co., Ltd.	Brazil
Gold	Nippon Micrometal Corporation	Japan
Gold	Nippon Mining & Metal Mining	Japan
Gold	Nyrstar Metal	Australia
Gold	Ogm	Singapore
Gold	Ohio Precious Metals, Llc	United States
Gold	Ojsc “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (Ojsc Krastvetmet)	Russian Federation
Gold	Ojsc Kolyma Refinery	Russian Federation
Gold	Ojsc Krastvetmett	Russian Federation
Gold	Omg	Singapore
Gold	Omg Electrochemicals	United States
Gold	Omg Galvanotechnik	Germany
Gold	Ou Enji ( Suzhou) Electronic Chemical Company Limited	China
Gold	Pamp Sa	Switzerland
Gold	Pan Pacific Copper Co Ltd	Japan
Gold	Perth Mint	Australia
Gold	Perth Mint (Western Australia Mint)	Australia
Gold	Philippine Associated Smelting And Refining Corporation	Philippines
Gold	Prioksky Plant Of Non-Ferrous Metals	Russian Federation
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia
Gold	PT Koba Tin	Indonesia
Gold	PT Tambang Timah	Indonesia
Gold	PT Timah	Indonesia
Gold	PT. Koba Tin	Indonesia
Gold	Public Security Bureau Unified Purchase	China
Gold	Pulitai Metal Products Co., Ltd.	China
Gold	Px Précinox Sa	Switzerland
Gold	Rand Refinery (Pty) Ltd	South Africa
Gold	Refinery Of Shandong Gold Mining Co.,Ltd	China
Gold	Riotinto	United States
Gold	Rohm & Haas Elec. Mat'Ls	Singapore
Gold	Royal Canadian Mint	Canada
Gold	Sabin Metal Corp.	United States
Gold	Samduck Precious Metals	Korea, Republic Of
Gold	Samwon Metal	Korea, Republic Of
Gold	Sanmenxia Hang Seng Science And Technology, Research And Development Co., Ltd	China
Gold	Schone Edelmetaal	Netherlands
Gold	Schoot	Germany
Gold	Scotia Mocatta	Hong Kong

Gold	Scotiamocatta, The Bank Of Nova Scotia	United States
Gold	Sempsa Joyería Platería Sa	Spain
Gold	Sendi (Japan): Kyocera Corporation	Japan
Gold	Senju Metal Industry Co.,Ltd.	Japan
Gold	Sge (Shanghai Gold Exchange) Gold Transaction Authorities In China	China
Gold	Shandon Jin Jinyin Refining Limited	China
Gold	Shandong Gold Group Sanshandao Gold Refine Co.,Ltd.	China
Gold	Shandong Gold Mining (Laizhou),	China
Gold	Shandong Gold Mining Co.,Ltd	China
Gold	Shandong Gold Smelter Co., Ltd.	China
Gold	Shandong Tiancheng Biological Gold Industrial Co. Ltd.	China
Gold	Shandong Zhaojin Gold & Silver Refinery Co.,Ltd.	China
Gold	Shandong Zhaojinlifu	China
Gold	Shandong Zhaoyuan Gold Argentine Refining Company	China
Gold	Shandong Zhongkuang Group Co., Ltd.	China
Gold	Shang Hai Gold Exchange	China
Gold	Shangdong Gold Mining (Laizhou)	China
Gold	Shangdong Zhaojin Group	China
Gold	Shangdong Zhaojin Group Zhaoyuan Gold Refining Co., Ltd.	China
Gold	Shangdong Zhaoyuanzhaojin Company	China
Gold	Shanghai Gold Exchange Market	China
Gold	Shanghai Gold Exchange,Sge	China
Gold	Shanmenxia/ Henan/ China	China
Gold	Shen Zhen Thousand Island Ltd.	China
Gold	Shenzhen Fujun Material Technology Co,Ltd	China
Gold	Shenzhen Chemicals & Light Industry Co.,Ltd	China
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	China
Gold	Shenzhen Lixiangxin Co.,Ltd	China
Gold	Shenzhen Tiancheng Chemical Co Ltd	China
Gold	Shenzhen Urban Pubic Bureau Of China	China
Gold	Shinko Electric Industries Co., Ltd.	China
Gold	Shonan Plant Tanaka Kikinzoku	Japan
Gold	Sindlhauser Materials Gmbh	Germany
Gold	Shanghai Kyocera Electronics Co. Ltd.	China
Gold	Smm, Toyo Smelter & Refinery	Japan
Gold	So Accurate Refing Group	United States
Gold	Soe Shyolkovsky Factory Of Secondary Precious Metals	Russian Federation
Gold	Sojitz	Japan
Gold	Solar Applied Material Technology Corporation. Gold Mining Factory.	China
Gold	Solar Applied Materials Taiwan	Taiwan
Gold	Solar Applied Materials Technology Corp.	Taiwan
Gold	Soochow University'S	China
Gold	Standard (Group) Ltd	China
Gold	Standard Bank	Hong Kong
Gold	Sumisho Materials Corp.	Japan
Gold	Sumitomo Metal Mining Asia Pacific Pte Ltd	Japan
Gold	Sumitomo Metal Mining Co., Ltd. Toyo Smelter & Refinery	Japan
Gold	Sumitomo Metal Mining Co..Ltd	Japan
Gold	Super Dragon Technology Co., Ltd.	Taiwan
Gold	Suzhou Xingrui Noble	China

Gold	Taizhou Changsanjiao Co.,Ltd	China
Gold	Taizhou City Long Triangle Electronics Co.,Ltd.	China
Gold	Tai'Zhou City Yangtze River Delta Electron Ltd.	China
Gold	Taizhou Delta Electronics Co., Ltd.	China
Gold	Taizhou Mayor River Electron Limited Company.	China
Gold	Taizhou Mayor Triangle Electronic Co., Ltd	China
Gold	Talcang City Nankang Metal Materila Co., Ltd	China
Gold	Tanaka	China
Gold	Tanaka Denshi Kogyo K.K.	Japan
Gold	Tanaka Electronics(Singapore)Pte.Ltd	Singapore
Gold	Tanaka Kikinzoku Group	Taiwan
Gold	Tanaka Kikinzoku Hanbai K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Technic Inc	United States
Gold	Terminal	China
Gold	Thailand Smelting And Refining Co., Ltd.	Thailand
Gold	Thaisarco	Thailand
Gold	The Bank Of Nova Scotia	Hong Kong
Gold	The Great Wall Gold And Silver Refinery Of China	China
Gold	The Hutti Gold Company	India
Gold	The Perth Mint	Australia
Gold	The Refinery Of Shandong Gold Mining Co. Ltd	China
Gold	Timah Company	Indonesia
Gold	Tokuriki Honten Co. Ltd	Japan
Gold	Tokuriki Tokyo Melters Assayers	Japan
Gold	Tongling Nonferrous Metals Group Co.,Ltd.	China
Gold	Torecom	Korea, Republic Of
Gold	Toyo Smelter & Refinery (Ehime)	Japan
Gold	Toyo Smelter & Refinery Of Sumitomo Metal Mining Co.,Ｌkｔ”ｄ„	Japan
Gold	Ubs Ag	Switzerland
Gold	Ubs Ag Bahnhofstr.	Switzerland
Gold	Ubs Metalor	Switzerland
Gold	Umicore Brasil Ltda	Brazil
Gold	Umicore Galvanotecknik Gmbh	Germany
Gold	Umicore Sa Business Unit Precious Metals Refining	Belgium
Gold	Uniforce Metal Industrial Corp.	Hong Kong
Gold	United Precious Metal Refining, Inc.	United States
Gold	United Refining	United States
Gold	United States Of America Univertical International (Suzhou) Co., Ltd	China
Gold	Uyemura	United States
Gold	Valcambi Sa	Switzerland
Gold	W.C. Heraeus Gmbh	Germany
Gold	Wang Ting	Hong Kong
Gold	Western Australian Mint	Australia
Gold	Western Australian Mint Trading As The Perth Mint	Australia
Gold	Wieland Metals Shanghai Ltd.	China
Gold	Williams Advanced Materials	United States
Gold	Williams Gold Refining Company	Canada
Gold	Wuxi Middle Treasures Materials	China
Gold	Xiamen Golden Egret Special Alloy Co. Ltd.	China

Gold	Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	China
Gold	Xiamen Tungsten Co Ltd	China
Gold	Xinye Co. Ltd	China
Gold	Xstrata Canada Corporation	Canada
Gold	Yaitai,Shandong Recruits The Incorporated Company Of The Gold Li Blessing Precious Metal	China
Gold	Yamamoto Precious Metal Co., Ltd.	Japan
Gold	Yan Thai Zhaojin Kanfort Precision Motals Incorporated Company	China
Gold	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	China
Gold	Yantai Zhaojin Lai Fuk Prcious Metals,Ltd	China
Gold	Yantai Zhaojin Precious Metals Co., Ltd.	China
Gold	Yantai Zhaojinlifu	China
Gold	Yantai Zhaojinlifu Expensive Metal Co. Ltd	China
Gold	Yokohama Metal Co.,Ltd.	Japan
Gold	Yoo Chang Metal	Korea, Republic Of
Gold	Yoochang Metal And Ulsan	Korea, Republic Of
Gold	Yunnan Chengfeng Non-Ferrous Metals Co Ltd	China
Gold	Yunnan Tin Group	China
Gold	Zhaojin Gold Argentine Refining Company Limited	China
Gold	Zhaojin Group And Gold Mineral China Co.,Ltd Of Shandong Zhaoyuan	China
Gold	Zhaojin Group&Gold Mineral China Co., Ltd.	China
Gold	Zhaojin Lai Fuk	China
Gold	Zhaojin Mining Industry Co., Ltd.	China
Gold	Zhaojin Refining	China
Gold	Zhaojin Zhaoyuan	China
Gold	Zhaoyuan Gold Mine	China
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China
Gold	Zhongjin Gold Corporation Limited	China
Gold	Zhongnan Gold Smelting Ltd. Hunan	China
Gold	Zhongshan Hyper-Toxic Substance.Morwpoliced.Co.Ltd	China
Gold	Zhongshan Public Security Bureau, Guangdong Province ,China	China
Gold	Zhongyuan Gold Smelter Of Zhongjin Gold Corporation	China
Gold	Zhuzhou Cement Carbide	China
Gold	Zijin Kuang Ye Refinery	China
Gold	Zijin Mining Group Co. Ltd	China
Tantalum	A&M Minerals Ltd.	United Kingdom
Tantalum	A. Boyertown	United States
Tantalum	B. Aizu	Japan
Tantalum	Cabot Corp.	United States
Tantalum	Cabot Supermetals - Global Advanced Metals	United States
Tantalum	Changsha Southern	China
Tantalum	Cif	Brazil
Tantalum	Companhia Industrial Fluminense	Brazil
Tantalum	Conghua Tantalum And Niobium Smeltry	China
Tantalum	Dayu Weiliang Tungsten Co.,Ltd	China
Tantalum	Douluoshan Sapphire Rare Metal Co Ltd	China
Tantalum	Duoloshan	China
Tantalum	E. Ma Ta Phut	Thailand
Tantalum	Ethiopian Minerals Development Share Co.	Ethiopia
Tantalum	Exotech Inc.	United States

Tantalum	F&X Electro-Materials Ltd.	China
Tantalum	Fombell	United States
Tantalum	Fujian Nanping	China
Tantalum	Fujian Nanping Ta/Nb Ltd.	China
Tantalum	Gannon & Scott	United States
Tantalum	Ganzhou Sinda W&Mo Co., Ltd.	China
Tantalum	Global Advanced Metals	Japan
Tantalum	H. C. Stark	Denmark
Tantalum	H.C. Starck Co.,Ltd.	Thailand
Tantalum	H.C. Starck Gmbh	Germany
Tantalum	H.C. Starck Inc.	Japan
Tantalum	Hc Starck	United States
Tantalum	Hi-Temp	United States
Tantalum	Jada Electronic Limited (Jx Nippon Mining&Matel Co., Ltd)	Japan
Tantalum	Jiangxi Yichun	China
Tantalum	Jiangxi Yichun Ta/Nb Ltd.	China
Tantalum	Jiujiang Jinxin Nonferous Metals Co., Ltd	China
Tantalum	Jiujiang Tambre Co. Ltd.	China
Tantalum	Jx Nippon Mining & Metals Corporation	Japan
Tantalum	Kamet Blue Powder Corporation	United States
Tantalum	Kanto Denka Kogyo Co., Ltd.	Japan
Tantalum	Kemet Blue Metals	Mexico
Tantalum	Kemet Blue Powder	United States
Tantalum	King-Tan Tantalum Industry Ltd	China
Tantalum	Kyocera	Japan
Tantalum	Luoyang Kewei Molybdenum & Tungsten Co. Ltd	China
Tantalum	Matsuo Electric	Japan
Tantalum	Metal Do Co. Ltd.	Japan
Tantalum	Metallurgical Products India Pvt Ltd.	India
Tantalum	Mitsui Mining & Smelting	Japan
Tantalum	Nec Tokinelectronics(Thailand)Co.,Ltd.	Thailand
Tantalum	Ninghua Xingluokeng Tungsten Mining Co.,Ltd	China
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tantalum	Niotan	United States
Tantalum	Nippon Mining & Metals Co.,Ltd.	Japan
Tantalum	Nitora	Switzeland
Tantalum	Nuvoton Technology Corp.	Taiwan
Tantalum	One Co., Ltd.	Korea, Republic Of
Tantalum	Plansee	Austria
Tantalum	Posco	Korea, Republic Of
Tantalum	Remelt Sources, Inc.	United States
Tantalum	RFH	China
Tantalum	RFH Tantalum Smeltry Co., Ltd	China
Tantalum	Solikamsk Metal Works	Russian Federation
Tantalum	Takei Chemicals	Japan
Tantalum	Taki Chemical Co., Ltd.	Japan
Tantalum	Talison Minerals Pty Ltd	Australia
Tantalum	Tantalite Resources	South Africa
Tantalum	Telex	United States
Tantalum	Thyssenkrupp Vdm USA, Inc	United States

Tantalum	Ulba	Kazakhstan
Tantalum	Ulba Metallurgical Plant, Jsc	Kazakhstan
Tantalum	Uniontool Co.Ltd	Japan
Tantalum	Yano Metal	Japan
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd	China
Tantalum	Zhuzhou Cement Carbide	China
Tantalum	One Co., Ltd.	Korea, Republic Of
Tin	Shengmao Soldering Tin Material (Suzhou) Co., Ltd.	China
Tin	Yunnan Tin Co., Ltd.	China
Tin	5N Plus	Germany
Tin	5Nplus	United Kingdom
Tin	Academypreciousmetals(China)Co.,Ltd	China
Tin	Aim Group	Canada
Tin	Aim Solder	Canada
Tin	Allgemeine Gold- Und Silberscheideanstalt	Germany
Tin	Alpha	United States
Tin	Alpha Metals Korea Ltd.	Korea, Republic Of
Tin	Alpha Metals Taiwan	United States
Tin	Amalgamated Metal Corporation Plc	Indonesia
Tin	Amalgamet	United States
Tin	Amalgamet - Minsur S.A.	Peru
Tin	American Iron And Metal	Canada
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	China
Tin	Anhui Xinke New Materials Co.,Ltd	China
Tin	Anson Solder&Tin Products Made Ltd	China
Tin	Aoki Labatories Ltd	China
Tin	Asahi	Singapore
Tin	Asahi Solder Technology (Wuxi) Co., Ltd.	China
Tin	Asem	China
Tin	Atotech	Germany
Tin	Ausmelt Limited	Australia
Tin	Ayrubis	United States
Tin	Balver Zinn	Germany
Tin	Balver Zinn Josef Jost Gmbh & Co.Kg	Germany
Tin	Bangjia Island	Indonesia
Tin	Bangka	Indonesia
Tin	Banka	Indonesia
Tin	Beijing Oriental Guide Welding Materials Co., Ltd.	China
Tin	Best Metals	Brazil
Tin	Bintulu	Malaysia
Tin	Bonoka.Beliting Indonesia	Indonesia
Tin	Bright-E	China
Tin	Brinkmann Chemie Ag	Germany
Tin	Britannia Refined Metals Ltd.	United Kingdom
Tin	Butterworth	Malaysia
Tin	Butterworth Smelter	Malaysia
Tin	Canfield	United States
Tin	Cfc Cooperativa Dos Fundidores De Cassiterita Da Amazonia Ltda.	Brazil
Tin	Chen Zhou Gold Arrow Solder Co. Ltd	China
Tin	Chenzhou Yunxiang Mining Smelting Compang Ltd	China

Tin	China Guangxi Liuzhou City, Tin Metal Materials Branch	China
Tin	China Hongqiao	China
Tin	China National Gold Group Corporation	China
Tin	China Steel	Taiwan
Tin	China Tin Group Co.,Ltd	China
Tin	China Tin Lai Ben Smelter Co., Ltd.	China
Tin	China Tin Smelter Co. Ltd.	China
Tin	China Yunxi Mining	China
Tin	Cnmc (Guangxi) Pgma Co. Ltd.	China
Tin	Cnmc(Guangxi)Pgma Smelting Plant	China
Tin	Codelco	Chile
Tin	Complejo Metalurgico Vinto S.A.	Bolivia
Tin	Cookson	United States
Tin	Cookson Alpha Metals(Shenzhen)Co.Ltd	China
Tin	Cooper Santa	Brazil
Tin	Coopermetal - Cooperative Metalurgica De Rondonia Ltda.	Brazil
Tin	Copper Santa	Brazil
Tin	Corporation Berhad (MSC)	Malaysia
Tin	CSC Pure Technologies	Russian Federation
Tin	CV DS Jaya Abadi	Indonesia
Tin	CV Duta Putra Bangka	Indonesia
Tin	CV Gita Pesona	Indonesia
Tin	CV JusTindo	Indonesia
Tin	CV Makmur Java	Indonesia
Tin	CV Makmur Jaya	Indonesia
Tin	CV Nurjanah	Indonesia
Tin	CV Prima Timah Utama	Indonesia
Tin	CV Serumpun Sebalai	Indonesia
Tin	CV United Smelting	Indonesia
Tin	Da Tong Co., Ltd	China
Tin	Dae Kil	Korea, Republic Of
Tin	Daechang Co. Ltd.	Korea, Republic Of
Tin	Daewoo International	Korea
Tin	Daye Nonferrous Co., Ltd	China
Tin	Doctor Of Solder Products Co., Ltd	China
Tin	Dongguan Solme Hardware.Co.,Ltd	China
Tin	Dongguan City Thousand Island Metal Foil Co., Ltd.	China
Tin	Dongguan City Xida Soldering Tin Products Co., Ltd	China
Tin	Dongguan Lason Metel Materials Co,.Ltd	China
Tin	Dongguan Qiandao	China
Tin	Dongguan Zhong Ju Tin Electronic Co.,Ltd.	China
Tin	Dongguang Jinnji Precision Die Machine Inc.	China
Tin	Dow	Taiwan
Tin	Dowa Metals & Mining Co.Ltd	Japan
Tin	Dr.-Ing. Max Schloetter Gmbh & Co. Kg	Germany
Tin	Dr-Ing. Max Schloettergmbh & Co Ltd Kg	Germany
Tin	Duksan Hi-Metal	Korea, Republic Of
Tin	Ebara-Udylite	China
Tin	Edzell Corp	Uruguay
Tin	Efd Inc.	United States

Tin	Electro.Oy Metal Pte.	Singapore
Tin	Electroloy Metal Co. Ltd	China
Tin	Electroloy Metal Pte	Singapore
Tin	Electroloy Metal Pte Ltd	China
Tin	Em Vinto	Bolivia
Tin	Empresa Metallurgica Vinto	Bolivia
Tin	Empresa Metalúrgica Vinto (Enaf)	Bolivia
Tin	Enaf	Bolivia
Tin	Estanho De Rondonia Sa	Brazil
Tin	Eximetal S.A.	Brazil
Tin	Feinhuette	Germany
Tin	Feinhütte Halsbrücke Gmbh	Germany
Tin	Fenix Metals	Poland
Tin	First Copper Technology Co., Ltd.	Taiwan
Tin	Frame	China
Tin	Fse Novosibirsk Refinery	Russian Federation
Tin	Fuji Metal Mining	Thailand
Tin	Fuji Metal Mining Corp.	Taiwan
Tin	Fujian Zijin Copper Co.Ltd	China
Tin	Funsur	Brazil
Tin	Furukawa Electric	Japan
Tin	Galva Metal	United States
Tin	Ganzhou City, Jiangxi Province On The Shangyouxinmao Tin Co., Ltd.	China
Tin	Gebrueder	Germany
Tin	Gejiu Non-Ferrous Metalprocessing Co. Ltd.	China
Tin	Gejiu Yunxi Group Corp.	China
Tin	Gejiu Zili Mining And Smelting Co Ltd	China
Tin	Gold Bell Group	China
Tin	Grant Manufacturing And Alloying	United States
Tin	Guang Xi Liu Zhou	China
Tin	Guangxi China Tin Group	China
Tin	Guangxi China Tin Metal Meterials Company	China
Tin	Guangxi Huaxi Group Limited	China
Tin	Guangxi Pinggui Pgma Co., Ltd.	China
Tin	Guangxi Zhongshan Gold Bell Smelting Corp. Ltd.	China
Tin	Guangzhou Pacific Tinplate Co,.Ltd.	China
Tin	Guangzhou Special Copper & Electronics Material Co.,Ltd	China
Tin	H.J.Enthoven & Sons, A Division Of H.J.Enthoven Ltd	United Kingdom
Tin	Hana-High Metal	Malaysia
Tin	Hanbaek Nonferrous Metals	Korea
Tin	Hanbak	Korea
Tin	Handok	Korea
Tin	Heesung Metal Ltd.	Korea
Tin	Henan Zhongyuan Gold Smelting Limited Liability Company.	Korea
Tin	Hengtai Wiring Materials Co., Ltd.	China
Tin	Heraeus Germany	Germany
Tin	Heraeus Ltd Hong Kong	China
Tin	Heraeus Materials Singapore Pte, Ltd.	Singapore
Tin	Heraeus Materials Technology Gmbh & Co. Kg	Germany
Tin	Heraeus Oriental Hitec Co., Ltd.	Korea

Tin	Heraeus Precious Metals	Germany
Tin	Heraeus S.P.A.	Italy
Tin	Heraeus Technology Center	Hong Kong
Tin	High Quality Technology Co., Ltd.	Hong Kong
Tin	High-Power Surface Technology	China
Tin	Hitachi Cable	Japan
Tin	Holdjinn	China
Tin	Honeywell Electronic Materials	United States
Tin	Hongqiao Metal	China
Tin	Hua Eng Wire&Cable Co.,Ltd	Taiwan
Tin	Huanggang City Tongding Metallic Material Co.Ltd	China
Tin	Huanggang Tongding Metal Materials Co. Ltd.	China
Tin	Huaxi Guangxi Group	China
Tin	Huaxi Tin (Liuzhou) Co. Ltd	China
Tin	Hubei Tong Ding Metal	China
Tin	Huichang Jinshunda Tin Co. Ltd.	China
Tin	Huichang Shun Tin Kam Industries, Ltd.	China
Tin	Hyundai-Steel	Korea
Tin	Ibf Ind Brasileira De Ferrolligas Ltda	Brazil
Tin	Imperial Zinc	United States
Tin	Increasingly And Chemical (Suzhou) Co., Ltd	China
Tin	Indonesia State Tin Corporation	Indonesia
Tin	Indonesia(Bangka)	Indonesia
Tin	Indonesian State Tin Corp	Indonesia
Tin	Indonesian State Tin Corporation Mentok Smelter	Indonesia
Tin	Indonesian Tin Ingot	Indonesia
Tin	Innovation Factory	China
Tin	Ishikawa Metal Co.,Ltd.	Japan
Tin	Jau Janq Enterprise Co., Ltd.	Taiwan
Tin	Jau Janq(Msc)	Malaysia
Tin	Jean Goldschmidt International	Belgium
Tin	Jiangxi Nankang Nanshan Tin Co., Ltd.	China
Tin	Jiangxi Nanshan	China
Tin	Jiangxishunda Huichang Kam Tin Co., Ltd.	China
Tin	Jin Li Chang	China
Tin	Jin Tian	China
Tin	Jin Zhou	China
Tin	Jinda Metal .Co.Ltd	China
Tin	Ju Tai Industrial Co.,Ltd.	China
Tin	Jun Yuan Co., Ltd	China
Tin	Junfeng	China
Tin	Jx Nippon Mining	Japan
Tin	Kai Union Industry And Trade Co., Ltd.	China
Tin	Kai Unita Trade Limited Liability Company	China
Tin	Kaimeng(Gejiu) Industry And Trade Co., Ltd.	China
Tin	Katapang	China
Tin	Ketabang	Indonesia
Tin	Kihong T & G	Indonesia
Tin	Koba	Indonesia
Tin	Koba/Primah	Indonesia

Tin	Kohoku Kogyo Co.,Ltd	Japan
Tin	Koki Company Limited	Japan
Tin	Koki Japan	Japan
Tin	Koki Products Co.,Ltd	Thailand
Tin	Kovohutì Pøíbram Nástupnická, A.S.	Czech Republic
Tin	Ku Ping Enterprise Co.,Ltd	Taiwan
Tin	Kuanshanchina Ai Sen Self-Conductor Meterials Company	China
Tin	Kunshan Shing Lee Solder Manufacturing Co.,Ltd.	China
Tin	Kunshan Tianhe Solder Manufacturing Co., Ltd	China
Tin	Kupol	Russian Federation
Tin	Kyocera	Japan
Tin	Lai'Bin China Tin Smelting Ltd.	China
Tin	Laibin Huaxi Smelter	China
Tin	Laibin Smeltery Of Liuzhou China Tin Group Co.,Ltd.	China
Tin	Laybold	Malaysia
Tin	Levitra Can, Shenzhen Electronic Technology Co., Ltd.	China
Tin	Lg International Corp	Korea
Tin	Li Hong, Wuxi Electronic Materials Co.,Ltd	China
Tin	Lian Jing	China
Tin	Linetech	Korea
Tin	Lingbaojinyuan Tonghu	China
Tin	Linwu Xianggui Smelter Co	China
Tin	Liqiao Plating	China
Tin	Liuzhou China Tin	China
Tin	Liuzhou Smelter	China
Tin	Ls-Nikko Copper Inc	Korea
Tin	Lupon Enterprise Co., Ltd	Taiwan
Tin	Maanshan Dongshen Electronic Material Factory	China
Tin	Malaysia Aluminium & Alloy Sdn.Bhd	Malaysia
Tin	Malaysia Smelting Corp.	Malaysia
Tin	Materials Eco-Refining Co.,Ltd	Japan
Tin	Materion	United States
Tin	MCP HECK	Germany
Tin	MCP Metal Specialist Inc.	United States
Tin	MCP Mining & Chemical Products Ltd. Uk	United Kingdom
Tin	Meng Neng	China
Tin	Mentok	China
Tin	Mentok Smelter	Indonesia
Tin	Mentok Smelter (Pt Timah)	Indonesia
Tin	Metallic Materials Branch L Of Guangxi China Tin Group Co.,Ltd	China
Tin	Metallic Resources Inc	United States
Tin	Metallo-Chimique N. V	Belgium
Tin	Metalor Technologies(SuZhou)Ltd.	China
Tin	Mineração Taboca S.A.	Brazil
Tin	Ming Li Jia Smelt Metal Factory	China
Tin	Minmetals Ganzhou Tin Co. Ltd.	China
Tin	Minsur S.A. Tin Metal	Peru
Tin	Minsur S.A. Tin Metal (&Mineração Taboca S.A.)	United States
Tin	Minsur SA	Peru
Tin	Misur	Peru

Tin	Mitsubishi	Taiwan
Tin	Mitsubishi Electric Metecs Co., Ltd.	Japan
Tin	Mitsubishi Materials Corp.	Japan
Tin	Mitsubishi Materials Corporation Metals Company	Japan
Tin	MK Electron	Korea
Tin	MSC	Malaysia
Tin	MSC Corporation Berhad	Malaysia
Tin	Multiple Xin Precision Metal Electroplating Factory	China
Tin	Nancang Metal Material Co.,Ltd	China
Tin	Nankang Nanshan Tin Manufacturer Co.,Ltd.	China
Tin	Nathan Trotter & Co	United States
Tin	Nghe Tin Non-Ferrous Metal	Vietnam
Tin	Nghe Tin Non-Ferrous Metal Company	Indonesia
Tin	Nghe Tin Non-Ferrous Metal One Member State Company Ltd．D	Vietnam
Tin	Nihon Superior Co.,Ltd	Japan
Tin	Nihon Kagaku Sangyo Co., Ltd.	Japan
Tin	Ningbo Ao Da Co., Ltd	China
Tin	Ningbo Jintian Copper (Group ) Company Limited	China
Tin	Nippon Filler Metals Ltd	Japan
Tin	Novosibirsk Integrated Tin Works	Russian Federation
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand
Tin	O.M. Manufacturing Phils. Inc.	Philippines
Tin	OMG	United States
Tin	OMSA	Bolivia
Tin	PBT	France
Tin	PGMA	China
Tin	PL Timah TBK	Indonesia
Tin	Poongsan Corporation	Korea, Republic Of
Tin	Posco	Korea, Republic Of
Tin	Possehl	Netherlands
Tin	Protekdevice	United States
Tin	PT Alam Lestari Kencana	Indonesia
Tin	PT Aneka Tambang (Persero) TBK	Indonesia
Tin	PT Artha Cipta Langgeng	Indonesia
Tin	PT Babel Inti Perkasa	Indonesia
Tin	PT Babel Surya Alam Lestari	Indonesia
Tin	PT Bangka Kudai Tin	Indonesia
Tin	PT Bangka Putra Karya	Indonesia
Tin	PT Bangka Timah Utama Sejahtera	Indonesia
Tin	PT Bangka Tin Industry	Indonesia
Tin	PT Belitung Industri Sejahtera	Indonesia
Tin	PT BilliTin Makmur Lestari	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT DS Jaya Abadi	Indonesia
Tin	PT Eunindo Usaha Mandiri	Indonesia
Tin	PT Fang Di MulTindo	Indonesia
Tin	PT HP Metals Indonesia	Indonesia
Tin	PT Indora Ermulti	Indonesia
Tin	PT Indra Eramulti Logam Ind.	Indonesia
Tin	PT Indra Eramulti Logam Industri	Indonesia

Tin	PT Karimun Mining	Indonesia
Tin	PT Koba Tin	Indonesia
Tin	PT Koba Tin ( Bangka Island)	Indonesia
Tin	PT Mitra Stania Prima	Indonesia
Tin	PT Natari	Indonesia
Tin	PT Panca Mega	Indonesia
Tin	PT Prima Timah Utama	Indonesia
Tin	PT Putra Karya	Indonesia
Tin	PT Refined Bangka Tin	Indonesia
Tin	PT Refined Banka Tin	Indonesia
Tin	PT Sariwiguna Binasentosa	Indonesia
Tin	PT Seirama Tin investment	Indonesia
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	PT Stanindo Inti Perkasa (CV DS Jaya Abadi)	Indonesia
Tin	PT Sumber Jaya Indah	Indonesia
Tin	PT Tambang	Indonesia
Tin	PT Tambang Timah	Indonesia
Tin	PT Timah	Indonesia
Tin	PT Timah (Pereso) Tbk	Indonesia
Tin	PT Timah Nusantara	Indonesia
Tin	PT Timah TBK	Indonesia
Tin	PT Tiimahomsa	Indonesia
Tin	PT Timera	Indonesia
Tin	PT Tinindo Internusa	Indonesia
Tin	PT Tommy Utama	Indonesia
Tin	PT Yinchendo Mining Industry	Indonesia
Tin	PT. Citralogam Alphasejahtera	Indonesia
Tin	PT. DS Jaya Abadi	Indonesia
Tin	PT. Supra Sukses Trinusa	Indonesia
Tin	PT.DS Jaya Abadi	Indonesia
Tin	PT.Indra Eramulti Logam Industri	Indonesia
Tin	PT.Tanloaug Tinah	Indonesia
Tin	PTDS Java Abada	Indonesia
Tin	Pulitai metal products Co., Ltd.	China
Tin	Pure Technology	Russia
Tin	QianDao Smelting	China
Tin	Rahman Hydrulic Tin Sdn Bhd	Malaysia
Tin	RBT	Indonesia
Tin	RedRing Solder (M) Sdn. Bhd	Malaysia
Tin	Redsun	Indonesia
Tin	Redsun Metal Ind. Co.,Ltd. / Wen Cheng Lead Wire Co., Ltd.	Taiwan
Tin	Remelt Sources, Inc.	United States
Tin	Rohm & Hass	China
Tin	Rohm And Haas Electronic Materials (Dongguan)	China
Tin	Rohm And Haas Electronic Materials Asia Ltd	China
Tin	Rohm Und Haas	Germany
Tin	Rui Da Hung	Taiwan
Tin	S Company	Thailand
Tin	Salzgitter	Germany
Tin	Samatron	Korea, Republic Of

Tin	Samhwa Non-Ferrorus Metal Ind. Co. Ltd	Korea, Republic Of
Tin	Samtec	United States
Tin	Sanmenxia Hengsheng Science And Technology R&D ,Ltd.,Co	China
Tin	Sasaki Solder Industry Co.,Ltd	Japan
Tin	Senju	China
Tin	Senju Metal Industry Co. Ltd. (SMIC)	Japan
Tin	SGS Bolivia S.A.	Bolivia
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	China
Tin	Shandong Zhaojin Gold&Silver Refinery Co.,Ltd	China
Tin	Shanghai Hui Yong Trading Co., Ltd.	China
Tin	Shanghai Pu Zhao Trading Co., Ltd	China
Tin	Shanghai Yueqiang Metal Products Co., Ltd	China
Tin	Shantou Xilong Chemical Factory Co., Ltd	China
Tin	Shao Xing Tian Long Tin Matewrials Co. Ltd.	China
Tin	Shen Mao Solder(M)Sdn Bhd	Malaysia
Tin	Shenmao Technology Inc.	Taiwan
Tin	Shenzhen Boshida Sodering Tininduustrial Co,Ltd	China
Tin	Shenzhen Chemicals & Light Industry Co.,Ltd.	China
Tin	Shenzhen Hongchang Metal Manufacturing Factory.	China
Tin	Shenzhen Keaixin Technology	China
Tin	Shenzhen New Jin Spring Solder Products Co., Ltd	China
Tin	Shenzhen Red Cloud Crown Tin Limited	China
Tin	Shenzhen Yi Cheng Industrial	China
Tin	Shenzhen Yik Shing Tat Industrial Co.,Ltd	China
Tin	Sigma Tin Alloy Co., Ltd	China
Tin	Singapore Asahi Chemical & Solder Industries Pte Ltd 47 Pandan Roadsingapore 609288	Singapore
Tin	Singapore Asahi Chemical & Solder Industries Pte Ltd	Singapore
Tin	Singapore Lme Tin	Singapore
Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.	Malaysia
Tin	Sizer Metals Pte Ltd	Singapore
Tin	Smelting Branch Of Yunnan Tin Company Ltd	China
Tin	Suzhou Chemical Co.,Ltd.	China
Tin	Soft Metals Ltda	Brazil
Tin	Solder Coat Co.,Ltd	Japan
Tin	Stretti	Malaysia
Tin	Süddeutsche Metallhandels-Gesellschaft Mbh	Germany
Tin	Sumitomo Metal Mining Co., Ltd.	Japan
Tin	Sundwiger Messingwerk Gmbh & Co.Kg	Germany
Tin	Suzhou University	China
Tin	Taboca	Thailand
Tin	Taboca/Paranapanema	Brazil
Tin	Taicang City Nancang Metal Meterial Co.,Ltd	China
Tin	Tamura	Japan
Tin	TDK	Japan
Tin	Technic	China
Tin	Technic Inc	United States
Tin	Tennant Metal Pty Ltd.	Australia
Tin	Thai Sarco	Thailand
Tin	Thai Solder Industry Corp.,Ltd.	Thailand
Tin	Thailand Mine Factory	Thailand

Tin	Thailand Smelting And Refining Co. Ltd.	Thailand
Tin	Thailand Smelting And Refining Co. Ltd. (Thaisarco)	Thailand
Tin	Thaisarco,Mallaysia Smelting Corp.,Minsure	Thailand
Tin	The Dongguan Rise The Solder Materials Co., Ltd	China
Tin	Tianshui Longbo Business &Trade Co.,Ltd.	China
Tin	Timah Indonesian State Tin Corporation	Indonesia
Tin	Tin Mining Company Limited	China
Tin	Tin Products Co. Ltd.	China
Tin	Tin Shares	China
Tin	Tong Ding Metal Company. Ltd.	China
Tin	Tong Ding Metal Materials Co., Ltd.	China
Tin	Tongding Metallic Material Co.Ltd	China
Tin	Traxys	France
Tin	Tyco	United States
Tin	Umicore	Belgium
Tin	Umicore Haboken	Belgium
Tin	Uniforce Metal Industrial Corp.	Taiwan
Tin	Unit Metalurgi Pt Timah (Persero ) Tbk	Indonesia
Tin	Unit Timah Kundur Pt Tambang	Indonesia
Tin	United States Of America Univertical International (Suzhou) Co., Ltd	China
Tin	Univertical	United States
Tin	Univertical International	China
Tin	Univertical International (Suzhou) Co., Ltd.	China
Tin	Untracore Co.,Ltd.	Thailand
Tin	Vishay Intertechnology	China
Tin	Wc Heraeus Hanau	Germany
Tin	Westfalenzinn	Germany
Tin	Westfalenzinn J. Jost Kg	Germany
Tin	White Solder Metalurgia E Mineração Ltda.	Brazil
Tin	Wieland Werke Ag	Germany
Tin	Wilhelm Westmetall	Germany
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.	China
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	China
Tin	Wuhu Zhongyuan Metal Sheet And Foil Co.,Ltd	China
Tin	Wuxi Lantronic Electronic Co.,Ltd	China
Tin	Wuxi Yunxi	China
Tin	Wuxi Yunxi Sanye Solder Factory	China
Tin	Xiamen Hongfa	China
Tin	Xiamen San Island Metal Technology Co., Ltd	China
Tin	Xiang Hua Ling Tin Mine	China
Tin	Xihai	China
Tin	Xihai - Liuzhou China Tin Group Co., Ltd.	China
Tin	Xiyue	China
Tin	Yantai Zhaojin Kasfort Precious Incorporated Company	China
Tin	Yantai Zhaojin Lai Fuk Precious Metals,Ltd	China
Tin	Yantaizhaojin Kanfort Precious Metals Incorporated Company	China
Tin	Yao Zhang Enterprise Co., Ltd.	Taiwan
Tin	Ye Chiu Metal Smelting Sdn Bhd	Malaysia
Tin	Yeonhab Precision Co., Ltd.	Korea, Republic Of
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	China

Tin	Yigeng Tin Industry	China
Tin	Ytcl	China
Tin	Ytmm	China
Tin	Yun Xi	China
Tin	Yun'An Dian'Xi Tin Mine	China
Tin	Yunan Tin Products Manufacturing Co.,Ltd.Of Ytcl	China
Tin	Yunnan Chengfeng Non-Ferrous Metals Co Ltd	China
Tin	Yunnan Chengo Electric Smelting Plant	China
Tin	Yunnan Gejiu Zili Metallurgy Co.,Ltd	China
Tin	Yunnan Tin Co.,Ltd	China
Tin	Yunnan Travel Wind Non-Ferrous Metal Shares Limited	China
Tin	Yunnan Yun Shares Of Copper-Zinc Industry Limited	China
Tin	Yunnan, China Rare Metal Materials Company	China
Tin	Yuntinic Chemical Gmbh	Germany
Tin	Yunxi	China
Tin	Yun'Xin Non-Ferrous Electroanalysis Ltd.	China
Tin	Yutinic Resources	United States
Tin	Zhangjiagang Fu Lin Co., Ltd	China
Tin	Zhangzhou Macro Real Non-Ferrous Metals	China
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	China
Tin	Zhejiang Huangyan Xinqian Electrical Equipment Fittings Factory	China
Tin	Zhejiang Strong Solder Materials	China
Tin	Zhenxiong Copper Group Co., Ltd	China
Tin	Zhongshi	China
Tin	Zhuhai Horyison Solder Co.,Ltd	China
Tin	Zhuhai Quanjia	China
Tin	Zi Jin Copper	China
Tin	Zuhai Horyison Solder Co.,Ltd.	China
Tin	A.L.M.T Corp	Japan
Tungsten	A.L.M.T. Corp.	Japan
Tungsten	Air Product	China
Tungsten	Air Products	United States
Tungsten	Alldyne Powder Technologies	United States
Tungsten	Alldyne Powder Technologies (Ati Firth Sterling)	United States
Tungsten	Allied Material (A.L.M.T) Corp	Japan
Tungsten	Allied Material Corp	Japan
Tungsten	Allied Material Corporation (A.L.M.T)	Japan
Tungsten	Almt	China
Tungsten	Alta Group	United States
Tungsten	Altlantic Metals	United States
Tungsten	Asahi Pretec Corp	Japan
Tungsten	Ati Metalworking Products	United States
Tungsten	Ati Tungsten Materials	United States
Tungsten	Axiamateria Limited	Japan
Tungsten	Axis Material Limited	Japan
Tungsten	Beijing Zenith Materials	China
Tungsten	Bruweiler Precise Sales Co.	United States
Tungsten	Buffalo Tungsten	China
Tungsten	CB Ceratizit(Xiamen) Hard Material Co., Ltd	China
Tungsten	CB-Ceratizit CN	China

Tungsten	Central Glass Co.,Ltd	Japan
Tungsten	Ceratizit S.A	Luxembourg
Tungsten	Changchun Up-Optech	China
Tungsten	Chaozhou Xianglu Tungsten Industry Co., Ltd.	China
Tungsten	China Minmetals Corp.	China
Tungsten	China Minmetals Nonferrous Metals Co Ltd	China
Tungsten	China National Non-Ferrous & Jiangxi Corporation Limited	China
Tungsten	China National Nonferrous Industry Corp.	China
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	China
Tungsten	Cookson Sempsa	Spain
Tungsten	Cwb Materials	United States
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	China
Tungsten	Degutea	Korea, Republic Of
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China
Tungsten	Ganzhou Grand Sea W&Mo Group Co. Ltd.	China
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	China
Tungsten	Ganzhou Hongfei W&Mo Materials Co., Ltd.	China
Tungsten	Ganzhou Huaxin Tungsten Products Ltd	China
Tungsten	Ganzhou Nonferrous Metals Smelting Co Ltd.	China
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China
Tungsten	Ganzhou Sinda W&Mo Co., Ltd.	China
Tungsten	Global Tungsten & Powders Corp.	United States
Tungsten	Golden Egret	China
Tungsten	Guangdong Xianglu Tungsten Industry Co., Ltd.	China
Tungsten	H.C. Starck, Gmbh	Germany
Tungsten	HC Stack	United States
Tungsten	Hitachi Ltd.	Japan
Tungsten	Hitachi Metals, Ltd.,	Japan
Tungsten	Hi-Temp Specialty Metal Incorporated	United States
Tungsten	Hunan Chenzhou Mining Group Co	China
Tungsten	Hunan Chun-Chang Non-Ferrous Smelting And Concentrating Co., Ltd.	China
Tungsten	Huzhou Cemeted Carbide Works Imp. & Exp. Co	China
Tungsten	Ies Technical Sales	United States
Tungsten	Iljin Diamond Co., Ldt	Korea, Republic Of
Tungsten	Integrated Circuit	Korea, Republic Of
Tungsten	Izawa Metal Co., Ltd.	Japan
Tungsten	Jada Electronic Limited (Jx Nippon Mining&Matel Co., Ltd)	Japan
Tungsten	Japan New Metals Co Ltd	Japan
Tungsten	Jiangsu Hetian Technological Material Co.,Ltd	China
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	China
Tungsten	Jiangxi Tungsten Co Ltd	China
Tungsten	Jiangxi Tungsten Industry Group Co. Ltd.	China
Tungsten	Jin Zhou	China
Tungsten	Johnson Matthey Inc	United States
Tungsten	Jx Nippon Mining & Metals Co., Ltd	Japan
Tungsten	Kanto Denka Kogyo Co., Ltd.	Japan
Tungsten	Kennametal Inc.	United States
Tungsten	Kyocera	Japan
Tungsten	Kyoritsu Gokin Co., Ltd.	Japan
Tungsten	Matheson Special Gas Production Co. Ltd. Of Korea Mgpk	Korea, Republic Of

Tungsten	Metal Do	Japan
Tungsten	Metallo-Chimique	Belgium
Tungsten	Meterion Advanced Materials Thin Film Products	United States
Tungsten	Micro 100	United States
Tungsten	Midwest Tungsten Wire Co.	United States
Tungsten	Minmetals Ganzhou Tin Co. Ltd.	China
Tungsten	Mitsubishi Materials Corporation	Japan
Tungsten	Mitsui Mining & Smelting Co., Ltd	Japan
Tungsten	Malaysia Smelting Corporation	Malaysia
Tungsten	Nanchang Cemented Carbide Limited Liability Company	China
Tungsten	Nihon Superior	Japan
Tungsten	Ninghua Xingluokeng Tungsten Mining Co.,Ltd	China
Tungsten	Nippon Micrometal Corp	Japan
Tungsten	North American Tungsten Corporation Ltd.	Canada
Tungsten	One Co., Ltd.	Korea, Republic Of
Tungsten	Plansee	Austria
Tungsten	Praxair	United States
Tungsten	Saganoseki Smelter & Refinery	Japan
Tungsten	Sandvik	United States
Tungsten	Sandvik Material Technology	Sweden
Tungsten	Sichuan Metals & Materials Imp & Exp Co	China
Tungsten	Sincemat Co, Ltd	China
Tungsten	Shanghai Kyocera Electronics Co. Ltd.	China
Tungsten	Soleras	United States
Tungsten	Sumitomo	China
Tungsten	Sumitomo (A.L.M.T Corp)	Japan
Tungsten	Sumitomo Electric, USA (A.L.M.T.)	United States
Tungsten	Sumitomo Metal Mining Co., Ltd.	Japan
Tungsten	Sunaga Tungsten	Japan
Tungsten	Sylham	United States
Tungsten	Taegutec	Korea, Republic Of
Tungsten	Taiyo Nippon Sanso Trading (Shanghai) Co., Ltd	China
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	Japan
Tungsten	Tejing (Vietnam) Tungsten Co Ltd	Vietnam
Tungsten	Tosoh	Japan
Tungsten	Tosoh Smd (Shanghai) Co., Ltd	China
Tungsten	Triumph Northwest	United States
Tungsten	Ulvac	China
Tungsten	Ulvac, Inc.	Japan
Tungsten	Uniontool Co.Ltd	Japan
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Vietnam
Tungsten	Voss Metals Company, Inc.	United States
Tungsten	Williams Brewster	United States
Tungsten	Wolfram Bergbau Und Hütten Ag	Austria
Tungsten	Wolfram Company Cjsc	Russian Federation
Tungsten	Wort Wayne Wire Die	United States
Tungsten	Xiamen Carbide Ltd.	China
Tungsten	Xiamen Golden Egret Special Alloy Co.Ltd	China
Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	China
Tungsten	Xiamen Tungsten (H.C) Co Ltd	China

Tungsten	Xiamen Tungsten Co Ltd	China
Tungsten	Yano Metal	Japan
Tungsten	Zhangyuan Tungsten Co Ltd	China
Tungsten	Zhuzhou Cemented Carbide Group Corp Ltd	China
Tungsten	Zhuzhou Cemented Carbide Works Imp. & Exp. Co	China